Jones Lang LaSalle®

*Real value in a changing world*

Supplemental Information Second Quarter Earnings Call 2010 EXHIBIT 99.2

Market & Financial Overview

London,
Washington DC
Seoul, Singapore, Toronto
Detroit, Shanghai
Beijing
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Americas
EMEA
Asia Pacific
Hong Kong
Detroit
Amsterdam, Brussels,
Dallas, Mumbai,
Philadelphia,
Stockholm, Tokyo
Shanghai
Capital Values
Q2 2009 Q2 2010
Capital Value
growth slowing
Capital Value
falling
Capital Value
growth
accelerating
Capital Value
bottoming out
Sydney
Singapore
As of Q2 2010
The Jones Lang LaSalle Property Clocks
SM
Dallas, Moscow
Chicago, Brussels,
Philadelphia, Tokyo
Berlin, Milan,
Mumbai, Stockholm
Amsterdam, Paris,
New York, San Francisco,
Toronto
London, Washington DC
Milan, Sydney
Moscow,
New York, Sao Paulo
Chicago, San Francisco
Beijing, Hong Kong,
Sao Paulo, Seoul
Berlin, Paris

Beijing, Paris
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Americas
EMEA
Asia Pacific
Leasing Market Fundamentals
Q2 2009
London, Moscow
Amsterdam, Dallas,
Milan, Washington DC
Atlanta, Chicago, Los Angeles,
New York, San Francisco
Mumbai
Hong Kong,
Tokyo
Seoul, Toronto
Paris, Shanghai
Q2 2010
Hong Kong
Shanghai
Washington DC
Dallas, Rome, Seoul
Rental growth
slowing
Rental growth
falling
Rental
growth
accelerating
Rents
bottoming
out
Detroit
Atlanta, Chicago,
Los Angeles, New York
As of Q2 2010
The Jones Lang LaSalle Property Clocks
SM
Berlin, Detroit, Sydney
Beijing, Stockholm,
Singapore
Stockholm, Tokyo
Brussels, Milan
Amsterdam, San Francisco
Berlin, Moscow,
Mumbai, Sydney
London, Singapore

Demonstrating Competitive Strength

•
Protect and grow market share
–
Add and upgrade market talent; grow new service lines – retail, industrial, healthcare
–
Stabilize loss-making businesses – Q2 profitability in Russia
–
Client consolidations & portfolios repositioning – Q2 Leasing revenue is up 30% in local currency
•
Improve operating income margins and maintain cost discipline
–
Adjusted operating income margin of 9.0% in Q2; 6.4% YTD
–
Compensation as a % of revenue is 64.4% in Q2; 65.5% YTD
–
Increase professional productivity
•
Continue to build annuity revenue
–
Expand corporate outsourcing leadership – 24 new wins, expansions and renewals
–
Property & Facility Management reaches 29% of YTD IOS revenue
•
LaSalle Investment Management: leverage global scale and market reputation
–
$700 million of takeovers in Q2; more than $4.3 billion net new capital commitments YTD
–
Positioned for opportunities in new legislative environment
•
Maintain strong financial position
–
Net debt reduced $134 million since June 30, 2009
–
Leverage ratio at 1.90x
Achieving Results on 2010 Priorities

Americas
Citi 28M sf
International Paper 18M sf
Evening Star Building, Washington D.C. $180M
Mission City Corporate Center, San Diego $71M
Intercontinental Buckhead, Atlanta $105M
ICF International, Vienna, VA 260k sf
Walmart.com, San Bruno, CA 266k sf
Novelis, Atlanta, GA 100k sf
Asia Pacific
RBS 2.5M sf
UTSTARCOM, Hangzhou, China $140M
Hilton Niseko Village, Hokkaido, Japan ¥6B
Sofitel Wentworth, Sydney AUD 130M
Eugene Investment & Securities Building, Seoul $149M
ANZ Bank, Singapore 200k sf
Permata Bank, Indonesia 194k sf
EMEA
Shell
IZD Tower, Vienna €212M
Condor House, London £104M
Espace Saint-Quentin, Paris €175M
Canary Wharf Group, London 186k sf
Laboratoire Roche, Paris 168k sf
Q2 Selected Business Wins and Expansions

Second Quarter Financial Information

Q2 2010 Revenue Performance
Note: Equity losses of $19.2M and $2.8M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
Americas EMEA Asia Pacific LIM
$248.6
$295.5
2009 2010
18%
$142.9
$170.7
2009 2010
26%
$119.3
$154.7
2009 2010
21%
$56.6
$46.1
2009 2010
22%
Consolidated
$576.1
$680.3
2009 2010
18%
($ in millions; % change in local currency )

| | | | | |
|---|---|---|---|---|
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↓ | ↑ | ↑ | ↑ |
| | ↔ | ↑ | ↓ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |

Jones Lang LaSalle

Asia Pacific

Q2 2010 Investor and Occupier Services Revenue
Note: % reflects change in local currency terms over Q2 2009.
($ in millions; % change in local currency )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total IOS
Operating Revenue
$151.4
$14.3
$62.0
$38.5
$29.3
$295.5
25%
138%
21%
6%
0%
18%
$46.8
$32.0
$35.2
$27.6
$29.1
$170.7
36%
50%
27%
13%
5%
26%
$36.4
$17.1
$70.9
$14.7
$15.6
$154.7
46%
56%
5%
43%
1%
20%
$234.6
$63.4
$168.1
$80.8
$74.0
$620.9
30%
65%
15%
7%
2%
21%
Total IOS
Revenue

YTD 2010 Revenue Performance
Note: Equity losses of $51.3M and $8.9M in 2009 and 2010, respectively, are included in segment results, however, are excluded from Consolidated totals.
($ in millions; % change in local currency )
Americas EMEA Asia Pacific LIM
$448.2
$523.9
2009 2010
16%
$263.6
$322.2
2009 2010
22%
$224.1
$290.3
2009 2010
18%
$115.7
$83.2
2009 2010
34%
Consolidated
$1,070.4
$1,261.0
2009 2010
15%

| |  |  |  |  |
|---|---|---|---|---|
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↓ | ↑ | ↑ | ↔ |
| | ↑ | ↑ | ↑ | ↑ |
| | ↑ | ↑ | ↑ | ↑ |

Jones Lang LaSalle

Asia Pacific

YTD 2010 Investor and Occupier Services Revenue
Note: % reflects change in local currency terms over YTD Q2 2009.
($ in millions; % change in local currency )
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Project &
Development Services
Advisory, Consulting
& Other
Total IOS
Operating Revenue
$257.6
$23.8
$120.2
$70.1
$52.0
$523.7
22%
73%
26%
12%
2%
16%
$85.5
$58.2
$69.7
$53.6
$55.2
$322.2
30%
52%
16%
13%
3%
22%
$61.9
$33.7
$138.8
$25.4
$30.5
$290.3
40%
96%
2%
14%
8%
17%
$405.0
$115.7
$328.7
$149.1
$137.7
$1,136.2
26%
67%
13%
0%
4%
18%
Total IOS
Revenue

$3.4
$10.4
$56.0
$114.4
Q2 2010 YTD 2010
Advisory Fees Transaction & Incentive Fees

2010 LaSalle Investment Management
Note: % reflects change in local currency terms over comparable period in the prior year.
($ in millions; % change in local currency )
Separate Account
Management
(Firm’s co-investment =
$22.7M)
•
$16.8 billion of assets
under management
(1% decline from 2009)
(1)
AUM data reported on a one quarter lag
Fund Management
(Firm’s co-investment =
$140.6M)
•
$13.9 billion of assets
under management
(14% decline from 2009)
Public Securities
(Firm’s co-investment =
$0.1M)
•
$7.6 billion of assets
under management
(145% growth over 2009)
Q2 2010 Statistics
(1)
Q2 2010
YTD 2010
New Separate Accounts Mandates $700 $3,700
Net New Equity for Funds and Public Securities 200 600
Net New Capital Commitments $900 $4,300
Total AUM $38.3 billion
Operating Revenue
7%
7%

Cash $55 $44
Short Term Borrowings 64 40
Credit Facilities 268 398
Net Bank Debt $277 $394
Deferred Business Obligations 371 388
Total Net Debt $648 $782
Solid Balance Sheet Position
Continued focus on debt repayment with selective investments
(1)
YTD Capital Expenditures for 2010 and 2009 net of tenant improvement allowances received were $12 million and $16 million, respectively.

Q2 2010 Q2 2009
•
Total net debt reduced by $134 million
since June 30, 2009
•
Strong cash from earnings
•
Cash interest expense of $5.2 million,
down 28% from Q2 2009 expense of
$7.2 million
•
Leverage ratio of 1.90x, well below
covenant maximum (3.75x)
•
Investment grade rated
Standard & Poor’s:
BBB- (Outlook: Stable)
Moody’s Investor Services:
Baa2 (Outlook: Stable)
Q2 2010 Highlights
Cash from Earnings $120 $71
Working Capital (200) (157)
Cash used in Operations ($80) ($86)
Primary Uses
Capital Expenses
(1)
(14) (21)
Acquisitions & Deferred Payment Obligations (33) (10)
Co-Investment (11) (19)
Dividends (4) (4)
Net Cash Outflows ($62) ($54)
Net Share Issuance & Other Financing (5) 209
Net Debt (Borrowings) / Repayments ($147) $69
Q2 YTD 2010
Q2 YTD 2009

Appendix

Q2 2010 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$31.2
$41.3
2009 2010
$5.1
$10.2
2009 2010
$5.7
$14.2
2009 2010
$12.6
$7.8
2009 2010
Consolidated
$49.3
$78.0
2009 2010
* Refer to slide 18 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the three months ended June 30, 2010, and 2009, for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)

YTD 2010 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
$42.6
$59.3
2009 2010
($10.8)
$5.3
2009 2010
$5.0
$22.8
2009 2010
$28.1
$23.8
2009 2010
Consolidated
$60.2
$115.0
2009 2010
* Refer to slide 18 for Reconciliation of GAAP Net Income (Loss) to EBITDA and adjusted EBITDA for the six months ended June 30, 2010, and 2009, for details relative to these adjusted EBITDA calculations. Segment adjusted EBITDA is calculated by adding the segment’s Depreciation and amortization and non-cash co-investment charges to its reported Operating income (loss), which excludes Restructuring charges. Consolidated adjusted EBITDA is the sum of the adjusted EBITDA of the four segments less net income attributable to non-controlling interests and dividends on unvested common stock.
($ in millions)

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
Adjusted Net Income
Note: Basic shares outstanding are used in the calculations of GAAP EPS for the three and six months ending June 30, 2009, and in the calculation of adjusted EPS for the six months ended June 30, 2009, as the use of dilutive shares outstanding would cause those EPS calculations to be anti-dilutive.
2010 2009 2010 2009
GAAP net income (loss) 31.8 $       (14.4) $      32.0 $       (75.9) $
Shares (in 000's) 44,250 35,836 44,085 35,231
GAAP earnings (loss) per share 0.72 $       (0.40) $      0.73 $       (2.15) $
GAAP net income (loss) 31.8 $       (14.4) $      32.0 $       (75.9) $
Restructuring, net of tax 3.1 13.1 3.9 27.6
Non-cash co-investment charges, net of tax 1.7 12.7 6.7 37.2
Adjusted net income (loss) 36.6 $       11.4 $       42.6 $       (11.1) $
Shares (in 000's) 44,250 37,652 44,085 35,231
Adjusted earnings (loss) per share 0.83 $       0.30 $       0.97 $       (0.31) $
Three Months Ended
June 30,
Six Months Ended
June 30,

($ in millions)
Reconciliation of GAAP Net Income (Loss) to
EBITDA and Adjusted EBITDA
2010 2009 2010 2009
Net income (loss) 31.8 $       (14.4) $      32.0 $       (75.9) $
Interest expense, net of interest income 12.9          14.5          24.3          27.3
Provision (benefit) for income taxes 9.6            (2.5)           9.7            (13.3)
Depreciation and amortization 17.5          21.4          35.2          45.9
EBITDA 71.8 $       19.0 $       101.2 $      (16.0) $
Non-cash co-investment charges 2.2            14.9          8.7            43.8
Restructuring 4.0            15.4          5.1            32.4
Adjusted EBITDA 78.0 $       49.3 $       115.0 $      60.2 $
Three Months Ended
June 30, June 30,
Six Months Ended